UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 30, 2024
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC
8.00% Notes due 2028	NEWTI	Nasdaq Global Market LLC
8.50% Notes due 2029	NEWTG	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On May 30, 2024, NewtekOne, Inc. (the “Company”) completed a registered offering of $62,500,000 aggregate principal amount of its 8.50% Fixed Rate Senior Notes due 2029 (the “Notes”). The offering was consummated pursuant to the terms of the underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named in Exhibit A thereto (the “Underwriters”). In addition, pursuant to the Underwriting Agreement, the Company granted an option to the Underwriters to purchase up to an additional $9,375,000 aggregate principal amount of the Notes. The Underwriters exercised their option to purchase the additional notes in full on June 3, 2024. The Company received $60,625,000 in proceeds, before expenses, from the sale of the Notes and expects to receive an additional $9,093,750 in proceeds, before expenses, from the Underwriters' exercise of their option to purchase the additional Notes. The Company intends to use the net proceeds from the sale of the Notes for funding of investments, repayment of existing debt and general corporate purposes.

The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-269452) filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 27, 2023, and a supplement to the Prospectus dated May 22, 2024.

The Notes were issued pursuant a senior debt securities indenture, dated as of August 31, 2023 (the “Base Indenture”), as supplemented by a second supplemental indenture, dated as of May 30, 2024 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee. The terms of the Notes are governed by the Indenture. The Second Supplement Indenture, which includes the form of the Notes, is included as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the Notes contained in this Form 8-K is qualified in its entirety by reference to the foregoing.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1
Second Supplemental Indenture, dated as of May 30, 2024, between NewtekOne, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.3 to NewtekOne's Registration Statement on Form 8-A filed on May 30, 2024).

4.2	Form of 8.50% Fixed Rate Senior Notes due 2029 (included in Exhibit 4.1).

5.1	Opinion of Michael A. Schwartz, Chief Legal Officer and Corporate Secretary of NewtekOne, Inc.

23.1	Consent of Michael A. Schwartz (included in Exhibit 5.1).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: June 4, 2024	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board